UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2013
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                                                                     First Trust
                                                                     High Income
                                                                 Long/Short Fund
                                                                           (FSD)

                                 Annual Report
                               For the Year Ended
                                October 31, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 ANNUAL REPORT
                                OCTOBER 31, 2013

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary ........................................................  3
Portfolio of Investments ....................................................  6
Statement of Assets and Liabilities ......................................... 18
Statement of Operations ..................................................... 19
Statements of Changes in Net Assets.......................................... 20
Statement of Cash Flows...................................................... 21
Financial Highlights......................................................... 22
Notes to Financial Statements................................................ 23
Report of Independent Registered Public Accounting Firm...................... 29
Additional Information....................................................... 30
Board of Trustees and Officers............................................... 35
Privacy Policy............................................................... 37


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or MacKay Shields LLC ("MacKay Shields" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MacKay Shields are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2013

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust High Income Long/Short Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis, and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
"AT A GLANCE"
OCTOBER 31, 2013 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on NYSE                                                       FSD
Common Share Price                                                $17.62
Common Share Net Asset Value ("NAV")                              $19.63
Premium (Discount) to NAV                                       (10.24)%
Net Assets Applicable to Common Shares                      $707,807,095
Current Monthly Distribution per Common Share (1)                $0.1155
Current Annualized Distribution per Common Share                 $1.3860
Current Distribution Rate on Closing Common Share Price (2)        7.87%
Current Distribution Rate on NAV (2)                               7.06%
------------------------------------------------------------------------


------------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------------------
           Common Share Price      NAV
10/12            $18.78          $19.05
                  18.65           18.97
                  18.27           18.93
                  17.91           18.79
                  17.88           18.97
11/12             17.91           19.13
                  17.81           19.20
                  17.82           19.35
                  18.05           19.43
12/12             17.81           19.33
                  18.69           19.58
                  18.66           19.78
                  18.91           19.82
1/13              19.03           19.88
                  18.70           19.60
                  18.82           19.54
                  18.76           19.60
2/13              18.87           19.61
                  18.93           19.54
                  18.87           19.71
                  18.84           19.77
3/13              18.98           19.73
                  18.98           19.74
                  18.85           19.65
                  19.13           19.76
                  18.80           19.70
4/13              19.09           19.84
                  19.16           19.95
                  19.15           20.04
                  19.00           20.00
                  18.78           19.96
5/13              18.19           19.79
                  17.94           19.52
                  17.63           19.34
                  17.34           19.04
6/13              17.56           19.04
                  16.81           18.97
                  17.28           19.20
                  17.43           19.42
7/13              17.50           19.35
                  17.77           19.23
                  17.40           19.19
                  16.95           19.10
                  17.17           19.02
8/13              17.11           19.02
                  16.96           18.96
                  17.01           19.07
                  17.77           19.29
9/13              17.76           19.20
                  17.44           19.14
                  17.45           19.20
                  17.59           19.43
                  17.69           19.56
10/13             17.62           19.63
------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                                        Average Annual Total Return
                                                                    1 Year Ended           Inception (9/27/2010)
                                                                     10/31/2013               to 10/31/2013
FUND PERFORMANCE (3)
NAV                                                                    11.32%                      9.35%
Market Value                                                            1.36%                      4.04%

INDEX PERFORMANCE
Bank of America Merrill Lynch U.S. High Yield Master II
  Constrained Index                                                     8.82%                      9.62%
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------
                                            % OF LONG-TERM
INDUSTRY CLASSIFICATION                       INVESTMENTS
----------------------------------------------------------
Services                                         16.6%
Basic Industry                                   12.6
Energy                                           11.7
Banking                                          11.6
Insurance                                         8.7
Automotive                                        7.6
Capital Goods                                     6.1
Financial Services                                5.3
Telecommunications                                5.2
Technology & Electronics                          3.7
Healthcare                                        3.4
Consumer Non-Cyclical                             2.4
Utility                                           1.5
Media                                             1.5
Asset-Backed Securities                           1.4
Collateralized Mortgage Obligations               0.6
Real Estate                                       0.1
----------------------------------------------------------
                                  Total         100.0%
                                                ======


----------------------------------------------------------
                                            % OF LONG-TERM
ASSET CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Corporate Bonds and Notes                        57.6%
Foreign Corporate Bonds and Notes                18.2
Capital Preferred Securities                     17.6
Senior Floating-Rate Loan Interests               2.0
Common Stocks                                     1.7
Asset-Backed Securities                           1.4
Mortgage-Backed Securities                        0.6
Foreign Sovereign Bonds and Notes                 0.5
Warrants                                          0.4
----------------------------------------------------------
                                  Total         100.0%
                                                ======


----------------------------------------------------------
                                               % OF LONG
                                             FIXED-INCOME
CREDIT QUALITY (4)                            INVESTMENTS
----------------------------------------------------------
BBB- and above                                   21.3%
BB                                               30.5
B                                                42.0
CCC+ and below                                    5.7
NR                                                0.5
----------------------------------------------------------
                                  Total         100.0%
                                                ======


----------------------------------------------------------
                                              % OF TOTAL
COUNTRY EXPOSURE                              INVESTMENTS
----------------------------------------------------------
United States                                    75.5%
Luxembourg                                        5.4
United Kingdom                                    4.5
Netherlands                                       3.5
Cayman Islands                                    1.7
Canada                                            1.6
France                                            1.4
Jersey                                            1.0
Ireland                                           0.8
Liberia                                           0.7
Germany                                           0.6
Spain                                             0.5
Finland                                           0.5
Georgia                                           0.5
Venezuela                                         0.4
Brazil                                            0.4
Australia                                         0.4
Bermuda                                           0.4
Portugal                                          0.2
----------------------------------------------------------
                                  Total         100.0%
                                                ======

(1) Most recent distribution paid or declared through 10/31/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2013

                                  SUB-ADVISOR

MacKay Shields LLC ("McKay Shields" or the "Sub-Advisor") is a registered investment adviser founded in 1938, and is Sub-Advisor to First Trust High Income Long/Short Fund (the "Fund"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of October 31, 2013, MacKay Shields had approximately $79.5 billion in assets under management.

                           PORTFOLIO MANAGEMENT TEAM

DAN ROBERTS, PHD - EXECUTIVE MANAGING DIRECTOR, HEAD OF GLOBAL FIXED INCOME
  DIVISION AND ITS CHIEF INVESTMENT OFFICER
LOUIS N. COHEN, CFA - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION MICHAEL KIMBLE, CFA - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION TAYLOR WAGENSEIL - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

                                   COMMENTARY

FIRST TRUST HIGH INCOME LONG/SHORT FUND

The Fund's primary investment objective is to provide current income. As a secondary objective, the Fund seeks capital appreciation. The Fund is designed to give investors a portfolio for varying market cycles and economic conditions. In an expanding economy, the strategy of buying U.S. and foreign (including emerging markets) high-yield corporate securities that are rated below investment-grade is designed to generate monthly income and capital appreciation (total return over the long term). However, if the market takes a downturn, the "short" strategy of having sold borrowed securities that the Global Fixed Income Team ("Investment Team") of MacKay Shields believes could decline in price, may help lessen the impact of a significant net asset value decline.

MARKET RECAP

This report covers the Fund for the twelve-month period ending October 31, 2013.

Risk assets were nicely rewarded during the past year due to the overall positive tone in the markets and the macroeconomic environment. The S&P 500 Index gained 27.18%, and high yield corporate securities, as measured by the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, gained 8.82%. Alternatively, the 10-year Treasury fell 4.64%, while its yield increased 86 basis points.

Reflecting back to the start of the reporting period, market participants were focused on the impending U.S. "fiscal cliff." These negotiations dominated headlines in November and December 2012, and markets clearly expected that a resolution would eventually unfold. As the deadline neared, the markets became somewhat more volatile, but at the final hour, predictably, a near-term solution was agreed to and finalized on January 1. Investor risk appetites were reinvigorated in the first quarter following this eleventh-hour resolution. The agreement to moderately tighten fiscal policy removed a significant market overhang whereby investors initially feared that widespread tax hikes would stifle new investments, consumer spending and growth opportunities.

As the year progressed, attention turned to the Federal Reserve (the "Fed") and concerns over whether or not the Fed would begin to taper or maintain its accommodative monetary policy. A sell-off across the capital markets intensified in May and June following hawkish statements by Fed Chairman Ben Bernanke regarding the possibility of tapering the size and scope of the central bank's asset purchase program (quantitative easing). Bernanke was purposeful in his initial rhetoric to remind the markets that the Fed's "backstop" was not indefinite, although it would be very much data-dependent before the Fed considered its next move. During the meeting in June, Bernanke actually left open the possibility of expanding the Fed's asset program if economic conditions warranted such a move and clarified that any tapering would exclude mortgage-backed securities. Moreover, Bernanke reassured the markets that short-term rates would remain highly accommodative for a considerable time after the asset purchase program ends. Risky assets and safe haven securities (such as U.S. Treasuries) sold off indiscriminately in June as the technicals in the market deteriorated quickly.

In the third quarter, the Fed elected to maintain, rather than taper, the pace of its asset purchase program. The markets were clearly expecting a pull-back in stimulus, but Fed Chairman Ben Bernanke cited slow growth and the rapid rise in U.S. Treasury rates over the previous few months as contributing factors to the committee's decision. Our belief is that Bernanke never committed to tapering: rather, he simply tried to convey that tapering was a possibility should economic conditions

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

warrant such a move. We suspect Bernanke was surprised by the reaction in the U.S. Treasury market when he first hinted at tapering in May. To his credit, Bernanke has continued to reiterate, as he has all along, the importance of data dependency before the Fed's next move. Further, we believe there is no doubt now that the Fed Chairman appreciates how powerful his rhetoric is as a catalyst for influencing policy, even if it is impossible to predict, with any degree of precision, when and how the Fed may act. Supported by recent payroll data that disappointed expectations, surveys now suggest that consensus is building around a move next year, most likely in March.

Looking at the three centers of risk that we monitor closely, U.S., Europe and China, we believe the "left tail" (most extreme) risks in these areas are greatly reduced from one year ago. The U.S. macro picture maintained its slow growth posture during the last year. Consumer spending, employment, residential investment and capital expenditures expanded at a moderate rate. The residential housing market was a bright spot in the recovery with both new and existing sales activity fairly robust. Inflation remained in check with core CPI well below the Fed's stated target of 2.5%.

Although Europe continued to face a number of challenges, we became encouraged that the pace of contraction on the continent subsided during the reporting period. In fact, the peripheral countries such as Italy and Spain contributed to business activity in the region, supporting our belief that the European Union will remain intact. In Germany, Chancellor Angela Merkel won a third term in the general election, which we view as an important outcome to the longer-term stability and preservation of the European Union.

In China, manufacturing activity slipped earlier in the year and the government looked to enforce property curbs to reign in some of the growth. However, China's manufacturing sector showed modest improvement during the last couple of months following a stretch of slower growth and tighter credit conditions. The underlying trend, as evidenced by solid readings on new orders, remains positive. We believe the Chinese government is sufficiently alert to issues of growth and credit creation that economic conditions there are unlikely to deteriorate much further.

PERFORMANCE SUMMARY

The Fund had a strong year, with strong outperformance versus its benchmark for the twelve-month period ended October 31, 2013. The Fund returned a net asset value ("NAV") total return1 of 11.32% compared with the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index2, which gained 8.82%. For the period, the Fund traded from a discount to NAV of 1.42% to a discount to NAV of 10.24%, resulting in a market value total return of 1.36%.

Throughout the reporting period, we maintained a portfolio beta above the market, which benefitted the Fund during the year. The principal industries we favored from the long side included financials, gaming, homebuilders, building materials, and coal and steel companies. The top-performing names held in the Fund included Ford, GM, ABN Amro, Deutsche Post Finance and ING Groep. The laggards during the period included some of the non-domestic credits such as Brazil-based energy exploration and production company OGX, and Mexican home builders Urbi Desarrollos Urbanos, Desarrolladora Homex, and Empresas ICA.

On the short side, i.e. the short positions in the portfolio, the Fund was a net seller of U.S. Treasury bonds, both in the cash market and futures market. These positions were used to 1) reduce the portfolio's exposure to interest rate risk, and 2) provide financing for additional long positions that would otherwise be unavailable on an unlevered basis. The impact of the Fund's leverage was a positive contributor to performance over the last year.

As we have seen during the past year, lower-quality CCC rated bonds outperformed higher-quality BB bonds, while smaller bond issues (less than $300 million) outperformed larger issues ($1 billion or more), pointing to the continued impact of liquidity dynamics. According to data compiled by Credit Suisse, new issue volume was nearly $85 billion during the third quarter, bringing the year-to-date issuance to $311 billion (the all-time calendar year high was $368 billion in 2012). Nearly 60% of the proceeds this year have been used for refinancing purposes. Following $10.1 billion in high-yield market fund outflows during the second quarter, momentum reversed course with $10.6 billion in inflows during the third quarter. The high-yield asset class is back in positive territory in this regard, with a net gain of $1.5 billion in fund flows in 20133.

-----------------------------
1 Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

2 The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%. Indexes are unmanaged and an investor cannot invest directly in an index.

3     Data in this paragraph is sourced from Credit Suisse.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

OUTLOOK

We believe the U.S. will continue to make progress on the path to sustainable growth as fiscal conditions ease and monetary policy remains highly accommodative. We maintain a favorable outlook for high-yield and believe there is room for further spread tightening. Corporate fundamentals remain solid, as balance sheets generally remain healthy and companies have refinanced near-term maturities at favorable rates, although leverage has begun to tick up in recent quarters. Technicals, which had been a headwind during the early summer months, have become more supportive.

We continue to focus on companies with strong liquidity profiles, stable to improving credit profiles and positive free cash flow. The Fund's overweights in higher beta, more economically-sensitive sectors, such as autos and gaming, are based on our view of stable, positive economic growth. We also favor certain exploration and production companies in the oil and gas sector with high asset coverage ratios. We maintain a long-term strategic view that rates will rise in the front end of the curve as the Fed normalizes its highly accommodative monetary policy. While spreads should provide some cushion against rising rates, we expect to maintain a short position in Treasury bonds and futures to further protect the portfolio from a potential rise in rates in an efficient manner.

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

  PRINCIPAL                                                                          STATED      STATED
    VALUE                                 DESCRIPTION                                COUPON     MATURITY        VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CORPORATE BONDS AND NOTES - 70.8%

               AUTOMOTIVE - 4.3%
$     334,000  Chrysler Group LLC/Chrysler Group Co-Issuer, Inc. .................    8.00%      06/15/19   $      371,575
    4,367,000  Chrysler Group LLC/Chrysler Group Co-Issuer, Inc. (a)..............    8.25%      06/15/21        4,962,004
    2,376,000  Ford Motor Co. (a).................................................    9.22%      09/15/21        3,125,747
      553,000  Ford Motor Co. (a).................................................    8.90%      01/15/32          716,513
    3,000,000  Ford Motor Co. (a).................................................    7.75%      06/15/43        3,630,831
    2,480,000  Ford Motor Co. (a).................................................    9.98%      02/15/47        3,474,438
    1,400,000  Goodyear Tire & Rubber (The) Co. ..................................    6.50%      03/01/21        1,487,500
    5,396,000  Goodyear Tire & Rubber (The) Co. (a)...............................    7.00%      05/15/22        5,827,680
       21,432  Motors Liquidation Co. GUC Trust (Transferable) (b)................     N/A         N/A             777,981
    4,872,000  Navistar International Corp. (a)...................................    8.25%      11/01/21        4,999,890
    1,272,000  Tomkins LLC/Tomkins, Inc...........................................    9.00%      10/01/18        1,399,200
                                                                                                            --------------
                                                                                                                30,773,359
                                                                                                            --------------

               BANKING - 1.5%
      740,000  Ally Financial, Inc. (a)...........................................    8.00%      11/01/31          877,270
    2,285,000  Ally Financial, Inc. (a)...........................................    8.00%      11/01/31        2,736,288
    5,610,000  Bank of America Corp. (a)..........................................    7.63%      06/01/19        7,001,998
                                                                                                            --------------
                                                                                                                10,615,556
                                                                                                            --------------

               BASIC INDUSTRY - 9.3%
    4,500,000  AK Steel Corp. (a).................................................    8.38%      04/01/22        4,061,250
    3,095,000  Aleris International, Inc. (a).....................................    7.63%      02/15/18        3,300,044
    2,160,000  Aleris International, Inc. (a).....................................    7.88%      11/01/20        2,300,400
    3,450,000  Alpha Natural Resources, Inc. (a)..................................    6.00%      06/01/19        2,984,250
    1,255,000  Arch Coal, Inc. ...................................................    7.00%      06/15/19          985,175
    1,428,000  Arch Coal, Inc. ...................................................    7.25%      10/01/20        1,097,775
    1,125,000  Arch Coal, Inc. ...................................................    7.25%      06/15/21          866,250
    4,405,000  Associated Materials LLC/AMH New Finance, Inc. (a).................    9.13%      11/01/17        4,718,856
    3,635,000  Boise Paper Holdings LLC/Boise Finance Co. ........................    9.00%      11/01/17        3,812,206
    1,700,000  Cloud Peak Energy Resources LLC/Cloud Peak
                  Energy Finance Corp. (a)........................................    8.25%      12/15/17        1,789,250
    6,500,000  Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (a).......    8.88%      02/01/18        6,727,500
    8,655,000  Huntsman International LLC (a).....................................    8.63%      03/15/21        9,758,512
    1,950,000  Momentive Performance Materials, Inc. .............................   10.00%      10/15/20        2,057,250
    3,245,000  Polypore International, Inc. (a)...................................    7.50%      11/15/17        3,447,813
    5,150,000  Texas Industries, Inc. (a).........................................    9.25%      08/15/20        5,716,500
    4,000,000  United States Steel Corp. .........................................    7.38%      04/01/20        4,250,000
    1,500,000  US Coatings Acquisition, Inc. (c)..................................    7.38%      05/01/21        1,601,250
    4,000,000  USG Corp. (a)......................................................    6.30%      11/15/16        4,300,000
    1,878,000  USG Corp. (c)......................................................    8.38%      10/15/18        2,051,715
                                                                                                            --------------
                                                                                                                65,825,996
                                                                                                            --------------

Page 6                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                          STATED      STATED
    VALUE                                 DESCRIPTION                                COUPON     MATURITY        VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               CAPITAL GOODS - 6.1%
$   2,000,000  Ducommun, Inc. (a).................................................    9.75%      07/15/18   $    2,245,000
    5,000,000  Manitowoc Co., Inc. (a)............................................    8.50%      11/01/20        5,700,000
    3,625,000  Mcron Finance Sub LLC/ Mcron Finance Corp. (c).....................    8.38%      05/15/19        4,032,813
    2,945,000  Milacron LLC/Mcron Finance Corp. (c)...............................    7.75%      02/15/21        3,092,250
    3,760,000  Mueller Water Products, Inc. (a)...................................    7.38%      06/01/17        3,891,600
    7,500,000  Reynolds Group Issuer, Inc. (a)....................................    8.50%      05/15/18        7,987,500
    2,085,000  Reynolds Group Issuer, Inc. (a)....................................    9.88%      08/15/19        2,316,956
    4,050,000  Terex Corp. .......................................................    6.00%      05/15/21        4,252,500
    4,000,000  Transdigm, Inc. (a)................................................    7.75%      12/15/18        4,320,000
    4,650,000  Triumph Group, Inc. (a)............................................    8.63%      07/15/18        5,068,500
                                                                                                            --------------
                                                                                                                42,907,119
                                                                                                            --------------

               CONSUMER NON-CYCLICAL - 1.0%
    3,990,000  Post Holdings, Inc. (c)............................................    7.38%      02/15/22        4,274,288
    2,240,000  Smithfield Foods, Inc. (a).........................................    6.63%      08/15/22        2,368,800
                                                                                                            --------------
                                                                                                                 6,643,088
                                                                                                            --------------

               ENERGY - 10.8%
    1,150,000  Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp. (c)......    4.75%      11/15/21        1,086,750
    2,535,000  Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp. (c)......    5.88%      08/01/23        2,503,312
    3,540,000  Basic Energy Services, Inc. (a)....................................    7.75%      10/15/22        3,593,100
    3,974,000  Berry Petroleum Co. (a)............................................    6.75%      11/01/20        4,202,505
      600,000  Chesapeake Energy Corp. (a)........................................    7.25%      12/15/18          693,000
    1,970,000  Chesapeake Energy Corp. (a)........................................    6.63%      08/15/20        2,231,025
    6,600,000  Chesapeake Energy Corp. (a)........................................    5.38%      06/15/21        6,897,000
    4,135,000  EP Energy LLC/EP Energy Finance, Inc. (a)..........................    9.38%      05/01/20        4,796,600
    3,000,000  Ferrellgas L.P./Ferrellgas Finance Corp. (a).......................    6.50%      05/01/21        3,052,500
      800,000  Frontier Oil Corp. (a).............................................    6.88%      11/15/18          864,000
    3,960,000  Hornbeck Offshore Services, Inc. ..................................    5.00%      03/01/21        3,910,500
    4,640,000  Kinder Morgan, Inc. (c)............................................    5.00%      02/15/21        4,666,471
    2,636,000  Linn Energy LLC/Linn Energy Finance Corp. (c)......................    7.00%      11/01/19        2,642,590
    4,240,000  Linn Energy LLC/Linn Energy Finance Corp. .........................    8.63%      04/15/20        4,536,800
    5,500,000  PHI, Inc. (a)......................................................    8.63%      10/15/18        5,898,750
    5,900,000  Plains Exploration & Production Co. (a)............................    6.50%      11/15/20        6,503,287
    3,998,000  Samson Investment Co. (c)..........................................   10.25%      02/15/20        4,337,830
    3,695,000  Swift Energy Co. ..................................................    8.88%      01/15/20        3,879,750
    3,425,000  Targa Resources Partners L.P./Targa Resources Partners
                  Finance Corp. (a)...............................................    7.88%      10/15/18        3,733,250
    5,800,000  Whiting Petroleum Corp. ...........................................    5.75%      03/15/21        6,148,000
                                                                                                            --------------
                                                                                                                76,177,020
                                                                                                            --------------

                        See Notes to Financial Statements                 Page 7

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                          STATED      STATED
    VALUE                                 DESCRIPTION                                COUPON     MATURITY        VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               FINANCIAL SERVICES - 4.0%
$   8,000,000  CIT Group, Inc. ...................................................    4.25%      08/15/17   $    8,420,000
    3,500,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp. ............    8.00%      01/15/18        3,679,375
    8,000,000  SLM Corp. (a)......................................................    8.00%      03/25/20        9,170,000
    2,395,000  Springleaf Finance Corp. (c).......................................    6.00%      06/01/20        2,371,050
    4,555,000  Springleaf Finance Corp. (c).......................................    7.75%      10/01/21        4,919,400
                                                                                                            --------------
                                                                                                                28,559,825
                                                                                                            --------------

               HEALTHCARE - 3.1%
    5,074,000  Alere, Inc. .......................................................    7.25%      07/01/18        5,594,085
      665,000  Alere, Inc. .......................................................    6.50%      06/15/20          684,950
    2,500,000  Davita Healthcare Partners, Inc. ..................................    5.75%      08/15/22        2,578,125
    5,600,000  HCA Holdings, Inc. ................................................    7.75%      05/15/21        6,146,000
    3,150,000  Kinetic Concepts, Inc./KCI USA, Inc. ..............................   10.50%      11/01/18        3,567,375
    2,975,000  Tenet Healthcare Corp. (c).........................................    8.13%      04/01/22        3,265,062
                                                                                                            --------------
                                                                                                                21,835,597
                                                                                                            --------------

               MEDIA - 1.8%
    3,895,000  CCO Holdings LLC/CCO Holdings Capital Corp. (a)....................    5.75%      01/15/24        3,700,250
    3,931,000  Clear Channel Communications, Inc. (a).............................    5.50%      12/15/16        3,390,488
    1,800,000  Clear Channel Communications, Inc. (a).............................    9.00%      03/01/21        1,822,500
      456,000  Clear Channel Worldwide Holdings, Inc. ............................    7.63%      03/15/20          484,500
    3,193,000  Clear Channel Worldwide Holdings, Inc. (a).........................    7.63%      03/15/20        3,424,492
                                                                                                            --------------
                                                                                                                12,822,230
                                                                                                            --------------

               SERVICES - 17.6%
    1,095,000  Ashtead Capital, Inc. (c)..........................................    6.50%      07/15/22        1,179,863
    1,426,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. ..............    8.25%      01/15/19        1,561,470
    4,915,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. ..............    5.50%      04/01/23        4,841,275
    6,500,000  Beazer Homes USA, Inc. (a).........................................    8.13%      06/15/16        7,231,250
    1,749,000  Caesars Entertainment Operating Co., Inc. .........................    9.00%      02/15/20        1,648,433
   11,397,000  Caesars Entertainment Operating Co., Inc. .........................    9.00%      02/15/20       10,741,672
    2,600,000  Caesars Entertainment Resort Properties LLC (c)....................    8.00%      10/01/20        2,613,000
    1,110,000  CEVA Group PLC (c).................................................    8.38%      12/01/17        1,154,400
    4,893,148  Continental Airlines 2003-ERJ1 Pass Through Trust .................    7.88%      07/02/18        5,211,202
    2,365,449  Continental Airlines 2005-ERJ1 Pass Through Trust .................    9.80%      04/01/21        2,637,476
    1,587,751  Delta Air Lines 2009-1 Series B Pass Through Trust ................    9.75%      12/17/16        1,774,312
    8,000,000  Hertz (The) Corp. .................................................    7.50%      10/15/18        8,720,000
    5,250,000  Iron Mountain, Inc. (a)............................................    8.38%      08/15/21        5,696,250

Page 8                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                          STATED      STATED
    VALUE                                 DESCRIPTION                                COUPON     MATURITY        VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               SERVICES (CONTINUED)
$   3,500,000  Isle of Capri Casinos, Inc. (a)....................................    7.75%      03/15/19   $    3,771,250
    4,160,000  K Hovnanian Enterprises, Inc. (c)..................................    7.25%      10/15/20        4,451,200
    3,479,000  KB Home ...........................................................    7.50%      09/15/22        3,661,647
    9,175,000  MGM Resorts International .........................................    6.75%      10/01/20       10,023,687
    2,380,000  Mohegan Tribal Gaming Authority (c)................................    9.75%      09/01/21        2,576,350
    2,840,131  Northwest Airlines 2001-1 Class B Pass Through Trust ..............    7.69%      04/01/17        3,081,543
    4,127,000  Pinnacle Entertainment, Inc. ......................................    7.75%      04/01/22        4,534,541
    1,780,000  Pulte Group, Inc. (a)..............................................    7.63%      10/15/17        2,060,350
    4,570,000  Pulte Group, Inc. (a)..............................................    7.88%      06/15/32        4,684,250
    3,319,000  Shea Homes L.P./Shea Homes Funding Corp. ..........................    8.63%      05/15/19        3,692,387
    5,500,000  Standard Pacific Corp. (a).........................................    8.38%      05/15/18        6,407,500
    2,597,986  UAL 2009-2B Pass Through Trust (c).................................   12.00%      01/15/16        2,929,230
      375,000  United Rentals North America, Inc. ................................    7.38%      05/15/20          420,000
    7,062,000  United Rentals North America, Inc. (a).............................    8.38%      09/15/20        7,927,095
      367,000  United Rentals North America, Inc. ................................    7.63%      04/15/22          412,875
    6,712,290  US Airways 2000-3C Pass Through Trust .............................    8.39%      03/01/22        6,913,659
    2,000,000  US Airways Group, Inc. ............................................    6.13%      06/01/18        1,977,500
                                                                                                            --------------
                                                                                                               124,535,667
                                                                                                            --------------

               TECHNOLOGY & ELECTRONICS - 4.6%
    2,110,000  Alcatel-Lucent USA, Inc. (a).......................................    6.45%      03/15/29        1,867,350
    5,675,000  CommScope, Inc. (c)................................................    8.25%      01/15/19        6,256,688
    9,050,000  First Data Corp. (c)...............................................    8.88%      08/15/20       10,136,000
    4,175,000  First Data Corp. (c)...............................................   10.63%      06/15/21        4,503,781
    2,950,000  Freescale Semiconductor, Inc. (c)..................................    5.00%      05/15/21        2,876,250
    6,460,000  Sungard Data Systems, Inc. ........................................    6.63%      11/01/19        6,783,000
                                                                                                            --------------
                                                                                                                32,423,069
                                                                                                            --------------

               TELECOMMUNICATIONS - 4.9%
    2,500,000  Frontier Communications Corp. (a)..................................    9.00%      08/15/31        2,600,000
    2,411,000  Hughes Satellite Systems Corp. (a).................................    7.63%      06/15/21        2,652,100
    3,500,000  MetroPCS Wireless, Inc. (a)........................................    7.88%      09/01/18        3,797,500
    7,660,000  Sprint Capital Corp. (a)...........................................    8.75%      03/15/32        8,330,250
    1,240,000  Sprint Communications, Inc. .......................................    6.00%      11/15/22        1,227,600
    2,600,000  Sprint Communications, Inc.........................................    9.13%      03/01/17        3,081,000
    6,000,000  Sprint Communications, Inc. (a)....................................    9.25%      04/15/22        7,170,000
    1,700,000  T-Mobile USA, Inc. ................................................    6.54%      04/28/20        1,808,375
    2,428,000  Viasat, Inc. ......................................................    6.88%      06/15/20        2,549,400
    1,500,000  Windstream Corp. ..................................................    6.38%      08/01/23        1,462,500
                                                                                                            --------------
                                                                                                                34,678,725
                                                                                                            --------------

               UTILITY - 1.8%
    6,736,000  Calpine Corp. (c)..................................................    7.88%      07/31/20        7,392,760
    5,000,000  NRG Energy, Inc. (a)...............................................    8.25%      09/01/20        5,600,000
                                                                                                            --------------
                                                                                                                12,992,760
                                                                                                            --------------
               TOTAL CORPORATE BONDS AND NOTES ...........................................................     500,790,011
               (Cost $472,601,387)                                                                          --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL
    VALUE
   (LOCAL                                                                            STATED      STATED         VALUE
  CURRENCY)                                DESCRIPTION                               COUPON     MATURITY     (US DOLLARS)
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
FOREIGN CORPORATE BONDS AND NOTES - 22.3%

               AUTOMOTIVE - 1.6%
    7,450,000  Banque PSA Finance S.A. (USD) (c)..................................    5.75%      04/04/21   $    7,575,316
    4,120,000  Schaeffler Finance B.V. (USD) (c)..................................    4.75%      05/15/21        4,130,300
                                                                                                            --------------
                                                                                                                11,705,616
                                                                                                            --------------

               BANKING - 2.7%
    3,500,000  Banco do Brasil S.A. (USD) (c).....................................    5.88%      01/19/23        3,473,750
    2,200,000  Barclays Bank PLC (GBP) ...........................................   10.00%      05/21/21        4,702,730
    2,000,000  Belfius Funding N.V. (GBP) (e).....................................    1.22%      02/09/17        2,722,978
    4,350,000  Industrial Senior Trust (USD) (c)..................................    5.50%      11/01/22        4,045,500
    3,000,000  Royal Bank of Scotland N.V. (EUR) (e)..............................    4.70%      06/10/19        4,073,265
                                                                                                            --------------
                                                                                                                19,018,223
                                                                                                            --------------

               BASIC INDUSTRY - 6.2%
    3,868,000  Aperam (USD) (c)...................................................    7.38%      04/01/16        4,003,380
    2,648,000  Arcelormittal (USD) (a)............................................    6.75%      02/25/22        2,892,940
    3,592,000  Arcelormittal (USD) (a)............................................    7.50%      10/15/39        3,565,060
      185,000  Arcelormittal (USD) ...............................................    7.25%      03/01/41          178,988
    4,000,000  Cemex Espana Luxembourg (USD) (a) (c)..............................    9.25%      05/12/20        4,380,000
    3,135,000  FMG Resources Pty, Ltd. (USD) (c)..................................    7.00%      11/01/15        3,258,441
    2,694,628  INEOS Group Holdings S.A. (EUR) ...................................    7.88%      02/15/16        3,717,365
    6,300,000  Novelis, Inc. (USD) (a)............................................    8.75%      12/15/20        7,040,250
    3,700,000  Severstal OAO Via Steel Capital S.A. (USD) (c).....................    5.90%      10/17/22        3,621,375
    4,200,000  Stora Enso Oyj (USD) (c)...........................................    7.25%      04/15/36        3,948,000
    6,785,000  Vedanta Resources PLC (USD) (c)....................................    8.25%      06/07/21        7,018,234
                                                                                                            --------------
                                                                                                                43,624,033
                                                                                                            --------------

               CAPITAL GOODS - 1.5%
    3,000,000  Albea Beauty Holdings S.A. (USD) (c)...............................    8.38%      11/01/19        3,172,500
    3,000,000  Ardagh Packaging Finance (EUR) ....................................    9.25%      10/15/20        4,410,979
    2,775,000  Bombardier, Inc. (USD) (c).........................................    6.13%      01/15/23        2,823,562
                                                                                                            --------------
                                                                                                                10,407,041
                                                                                                            --------------

               CONSUMER NON-CYCLICAL - 2.0%
    6,000,000  JBS Finance II Ltd. (USD) (c)......................................    8.25%      01/29/18        6,345,000
    5,900,000  Minerva Luxembourg S.A. (USD) (c)..................................    7.75%      01/31/23        5,737,750
    3,000,000  Virgolino de Oliveira Finance Ltd. (USD) (c).......................   11.75%      02/09/22        2,430,000
                                                                                                            --------------
                                                                                                                14,512,750
                                                                                                            --------------

               ENERGY - 2.3%
    7,840,000  CHC Helicopter S.A. (USD) (a)......................................    9.25%      10/15/20        8,506,400
    3,855,000  Petroleos de Venezuela S.A. (USD) .................................   12.75%      02/17/22        3,826,088
    1,700,000  Precision Drilling Corp. (USD) ....................................    6.63%      11/15/20        1,819,000
    1,750,000  Precision Drilling Corp. (USD) ....................................    6.50%      12/15/21        1,872,500
                                                                                                            --------------
                                                                                                                16,023,988
                                                                                                            --------------

Page 10                      See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL
    VALUE
   (LOCAL                                                                            STATED      STATED         VALUE
  CURRENCY)                                DESCRIPTION                               COUPON     MATURITY     (US DOLLARS)
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

               FINANCIAL SERVICES - 0.3%
    1,750,000  Portugal Obrigacoes do Tesouro OT (EUR) (c)........................    4.95%      10/25/23   $    2,174,152
                                                                                                            --------------

               HEALTHCARE - 1.0%
    6,550,000  Valeant Pharmaceuticals International (USD) (c)....................    7.50%      07/15/21        7,303,250
                                                                                                            --------------

               INSURANCE - 0.8%
    1,650,000  Aviva PLC (EUR) (d)................................................    6.88%      05/22/38        2,522,752
    3,500,000  Oil Insurance Ltd. (USD) (c) (e)...................................    3.23%        (f)           3,221,281
                                                                                                            --------------
                                                                                                                 5,744,033
                                                                                                            --------------

               SERVICES - 2.4%
    5,250,000  Hapag-Lloyd AG (USD) (c)...........................................    9.75%      10/15/17        5,551,875
    5,755,000  Royal Caribbean Cruises Ltd. (USD) (a).............................    7.50%      10/15/27        6,186,625
    5,930,000  Ukraine Railways Via Shortline PLC (USD) (c).......................    9.50%      05/21/18        5,099,800
                                                                                                            --------------
                                                                                                                16,838,300
                                                                                                            --------------

               TELECOMMUNICATIONS - 1.5%
    2,408,000  En Germany Holdings B.V. (EUR) ....................................   10.75%      11/15/15        3,318,843
    5,859,000  Intelsat Luxembourg S.A. (USD) (c).................................    7.75%      06/01/21        6,203,216
    1,055,000  Intelsat Luxembourg S.A. (USD) (c).................................    8.13%      06/01/23        1,119,619
                                                                                                            --------------
                                                                                                                10,641,678
                                                                                                            --------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES ...................................................     157,993,064
               (Cost $151,447,283)                                                                          --------------

     PAR
   AMOUNT
   (LOCAL                                                                            STATED      STATED         VALUE
  CURRENCY)                                DESCRIPTION                                RATE      MATURITY     (US DOLLARS)
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CAPITAL PREFERRED SECURITIES - 21.6%

               BANKING - 9.6%
    6,500,000  ABN AMRO Bank N.V. (EUR) (d).......................................    4.31%        (f)           8,704,939
    2,975,000  Ageas Hybrid Financing S.A. (EUR) (d)..............................    5.13%        (f)           4,150,402
    1,400,000  Barclays Bank PLC (EUR) (d)........................................    4.75%        (f)           1,577,654
    8,264,000  Canada Square Operations PLC (GBP) (d).............................    7.50%        (f)          13,165,263
    6,750,000  Deutsche Postbank Funding Trust IV (EUR) (d) ......................    5.98%        (f)           9,179,509
    3,250,000  Dresdner Funding Trust I (USD) (c).................................    8.15%      06/30/31        3,306,875
    4,200,000  Fifth Third Capital Trust IV (USD) (a) (d).........................    6.50%      04/15/37        4,163,250
    5,325,000  HBOS Capital Funding L.P. (GBP) (d)................................    6.46%        (f)           8,623,551
    3,250,000  Mellon Capital III (GBP) (d).......................................    6.37%      09/05/66        5,235,842
    2,100,000  Mizuho Capital Investment, Ltd. (USD) (a) (c) (d)..................   14.95%        (f)           2,289,042
    3,000,000  National Westminster Bank PLC (GBP) (d)............................    5.98%        (f)           4,353,264

                        See Notes to Financial Statements                Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

     PAR
   AMOUNT
   (LOCAL                                                                            STATED      STATED         VALUE
  CURRENCY)                                DESCRIPTION                                RATE      MATURITY     (US DOLLARS)
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               BANKING (CONTINUED)
    2,250,000  UT2 Funding PLC (EUR)..............................................    5.32%      06/30/16   $   2,993,849
                                                                                                            --------------
                                                                                                                67,743,440
                                                                                                            --------------

               FINANCIAL SERVICES - 2.2%
   10,500,000  GE Capital Trust IV (EUR) (d) .....................................    4.63%      09/15/66       14,480,879
      410,000  General Electric Capital Corp. (EUR) (d) ..........................    5.50%      09/15/67          587,018
      700,000  Textron Financial Corp. (USD) (c) (d)..............................    6.00%      02/15/67          626,500
                                                                                                            --------------
                                                                                                                15,694,397
                                                                                                            --------------

               INSURANCE - 9.8%
    2,450,000  American International Group, Inc. (EUR) (d) ......................    8.00%      05/22/38        3,871,629
    1,800,000  American International Group, Inc. (EUR) (d) ......................    4.88%      03/15/67        2,414,020
    3,050,000  American International Group, Inc. (GBP) (d) ......................    8.63%      05/22/38        5,770,680
   10,950,000  American International Group, Inc. (GBP) (d) ......................    5.75%      03/15/67       17,258,886
    5,000,000  CHUBB Corp. (USD) (a) (d)..........................................    6.38%      03/29/67        5,475,000
    3,500,000  CNP Assurances (EUR) (d)...........................................    5.25%        (f)           4,158,124
   11,000,000  Glen Meadow Pass Through Trust (USD) (c) (d).......................    6.51%      02/12/67       10,615,000
    5,000,000  ING Groep N.V. (GBP) (d)...........................................    5.14%        (f)           7,876,762
    6,500,000  Liberty Mutual Group, Inc. (USD) (c) (d)...........................    7.00%      03/15/37        6,792,500
    3,500,000  Lincoln National Corp. (USD) (a) (d)...............................    7.00%      05/17/66        3,631,250
    1,800,000  Lincoln National Corp. (USD) (a) (d)...............................    6.05%      04/20/67        1,795,500
                                                                                                            --------------
                                                                                                                69,659,351
                                                                                                            --------------
               TOTAL CAPITAL PREFERRED SECURITIES ........................................................     153,097,188
               (Cost $135,133,266)                                                                          --------------

  PRINCIPAL                                                                                      STATED
    VALUE                                 DESCRIPTION                                RATE (g)  MATURITY (h)     VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 2.5%

               AUTOMOTIVE - 1.2%
$   6,672,889  Allison Transmission, Inc. ........................................    3.18%      08/07/17        6,703,451
    1,743,750  Navistar, Inc. Term Loan B ........................................    5.75%      08/17/17        1,776,445
                                                                                                            --------------
                                                                                                                 8,479,896
                                                                                                            --------------

               ENERGY - 0.8%
    5,880,131  Meg Energy Term Loan ..............................................    3.75%      03/31/20        5,911,649
                                                                                                            --------------

               REAL ESTATE - 0.1%
      394,678  Realogy Synthetic Letter of Credit ................................    4.44%      10/10/16          398,502
                                                                                                            --------------

               SERVICES - 0.4%
    3,000,000  US Airway Group Term Loan .........................................    4.25%      05/23/19        3,001,260
                                                                                                            --------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS .................................................      17,791,307
               (Cost $17,649,856)                                                                           --------------

Page 12                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                                      STATED
    VALUE                                 DESCRIPTION                                RATE (g)  MATURITY (h)     VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
ASSET-BACKED SECURITIES - 1.7%

               Ace Securities Corp. Home Equity Loan Trust
$   3,180,266     Series 2007-HE2, Class A2A (e)..................................    0.29%      12/25/36   $    1,929,321
               Carrington Mortgage Loan Trust
    2,037,300     Series 2006-NC4, Class A5 (e)...................................    0.23%      10/25/36        1,723,980
               HSI Asset Securitization Corp. Trust
    1,450,462     Series 2007-NC1, Class A1 (e)...................................    0.27%      04/25/37        1,307,960
               Keycorp Student Loan Trust
    2,306,885     Series 2000-A, Class A2 (e).....................................    0.58%      05/25/29        2,122,041
               Morgan Stanley ABS Capital I, Inc. Trust
      737,633     Series 2006-HE6, Class A2B (e)..................................    0.27%      09/25/36          436,473
               Securitized Asset Backed Receivables LLC Trust
    9,606,871     Series 2006-FR4, Class A2A (e)..................................    0.25%      08/25/36        3,860,555
               Soundview Home Loan Trust
    1,039,325     Series 2006-EQ2, Class A2 (e)...................................    0.28%      01/25/37          647,978
                                                                                                            --------------
               TOTAL ASSET-BACKED SECURITIES .............................................................      12,028,308
               (Cost $14,446,276)                                                                           --------------

MORTGAGE-BACKED SECURITIES - 0.8%

               COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
               Morgan Stanley Mortgage Loan Trust
    1,315,592     Series 2007-6XS, Class 2A1S (e).................................    0.28%      02/25/47        1,181,803
               Specialty Underwriting & Residential Finance Trust
    1,904,580     Series 2006-BC4, Class A2B (e)..................................    0.28%      09/25/37        1,028,852
               Wells Fargo Mortgage Backed Securities Trust
    3,421,606     Series 2006-AR7 Trust, Class 2A4 (e)............................    2.62%      05/25/36        3,194,794
                                                                                                            --------------
               TOTAL MORTGAGE-BACKED SECURITIES ..........................................................       5,405,449
               (Cost $5,699,518)                                                                            --------------

FOREIGN SOVEREIGN BONDS AND NOTES - 0.6%

               ENERGY - 0.6%
    3,750,000  Georgian Oil and Gas Corp. (c).....................................    6.88%      05/16/17        3,928,125
                                                                                                            --------------
               TOTAL FOREIGN SOVEREIGN BONDS AND NOTES ...................................................       3,928,125
               (Cost $3,724,794)                                                                            --------------

   SHARES                                              DESCRIPTION                                              VALUE
-------------  -------------------------------------------------------------------------------------------  --------------
COMMON STOCKS - 2.1%

               AUTOMOTIVE - 1.6%
      448,000  Ford Motor Co..............................................................................       7,665,280
       98,768  General Motors Co. (i).....................................................................       3,649,478
                                                                                                            --------------
                                                                                                                11,314,758
                                                                                                            --------------

                        See Notes to Financial Statements                Page 13

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   SHARES                                              DESCRIPTION                                              VALUE
-------------  -------------------------------------------------------------------------------------------  --------------
CCOMMON STOCKS (CONTINUED)

               BANKING - 0.5%
       75,700  Citigroup, Inc. ...........................................................................  $    3,692,646
                                                                                                            --------------
               TOTAL COMMON STOCKS .......................................................................      15,007,404
               (Cost $14,700,177)                                                                           --------------

WARRANTS - 0.5%

               AUTOMOTIVE - 0.5%
       77,608  General Motors Co., expiring 07/10/16 (i)..................................................       2,157,502
       77,608  General Motors Co., expiring 07/10/19 (i)..................................................       1,519,565
                                                                                                            --------------
               TOTAL WARRANTS.............................................................................       3,677,067
               (Cost $4,065,974)                                                                            --------------

SHORT-TERM INVESTMENTS - 0.3%

   2,079,705   Dreyfus Government Cash Management - Institutional Shares .................................       2,079,705
                                                                                                            --------------
               TOTAL SHORT-TERM INVESTMENTS ..............................................................       2,079,705
               (Cost $2,079,705)                                                                            --------------
               TOTAL INVESTMENTS - 123.2% ................................................................     871,797,628
               (Cost $821,548,236) (j)                                                                      --------------

  PRINCIPAL                                                                          STATED      STATED
    VALUE                                  DESCRIPTION                               COUPON     MATURITY        VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
U.S. GOVERNMENT BONDS SOLD SHORT - (20.7%)

$(119,200,000) United States Treasury Note .......................................    0.88%      02/28/17     (119,777,405)
  (27,500,000) United States Treasury Note .......................................    2.00%      02/15/22      (26,942,492)
                                                                                                            --------------
               TOTAL U.S. GOVERNMENT BONDS SOLD SHORT ....................................................    (146,719,897)
               (Proceeds $147,297,957)                                                                      --------------
               BORROWINGS - (3.4%)........................................................................     (24,041,503)
               NET OTHER ASSETS AND LIABILITIES - 0.9%....................................................       6,770,867
                                                                                                            --------------
               NET ASSETS - 100.0% .......................................................................  $  707,807,095
                                                                                                            ==============

-----------------------------

(a) This security or a portion of this security is segregated as collateral for investments sold short.

(b) The Fund previously held non-transferable trust units that were originally issued to facilitate distribution of General Motors common stock and warrants pursuant to the General Motors Bankruptcy Plan of Reorganization. The non-transferable trust units existed only for the purpose of receiving residual cash, if any, from the General Motors Bankruptcy. These units were received in exchange for the previously owned General Motors 8.375% Corporate Notes that were scheduled to mature on July 15, 2033. On June 12, 2012, the holders of these units received new transferable Motors Liquidation Co. GUC Trust, formerly known as General Motors Unsecured Claim (GUC) Trust Units, which were created to hold and administer the common stock and warrants of General Motors Company to be contributed to the GUC Trust under the General Motors Bankruptcy Plan of Reorganization.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2013, securities noted as such amounted to $211,108,646, or 29.83% of net assets.

(d) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2013. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

Page 14                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

(e) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2013.

(f)   Perpetual maturity.

(g) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2013. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

(h) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(i)   Non-income producing security.

(j) Aggregate cost for federal income tax purposes is $820,955,562. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $59,720,405 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,878,339.

Currency Abbreviations:

      EUR   Euro
      GBP   British Pound Sterling
      USD   United States Dollar

                        See Notes to Financial Statements                Page 15

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                          LEVEL 2            LEVEL 3
                                                    TOTAL             LEVEL 1           SIGNIFICANT        SIGNIFICANT
                                                  VALUE AT            QUOTED            OBSERVABLE        UNOBSERVABLE
                                                 10/31/2013           PRICES              INPUTS             INPUTS
                                               --------------     ---------------     ---------------    --------------
Corporate Bonds and Notes:
   Automotive...............................   $  30,773,359       $     777,981       $  29,995,378      $         --
   Other Industry Categories *..............     470,016,652                  --         470,016,652                --
Foreign Corporate Bonds and Notes*..........     157,993,064                  --         157,993,064                --
Capital Preferred Securities*...............     153,097,188                  --         153,097,188                --
Senior Floating-Rate Loan Interests*........      17,791,307                  --          17,791,307                --
Asset-Backed Securities.....................      12,028,308                  --          12,028,308                --
Mortgage-Backed Securities..................       5,405,449                  --           5,405,449                --
Foreign Sovereign Bonds and Notes*..........       3,928,125                  --           3,928,125                --
Common Stocks*..............................      15,007,404          15,007,404                  --                --
Warrants*...................................       3,677,067           3,677,067                  --                --
Short-Term Investments......................       2,079,705           2,079,705                  --                --
                                               -------------       -------------       -------------      ------------
Total Investments...........................   $ 871,797,628       $  21,542,157       $ 850,255,471      $         --
                                               =============       =============       =============      ============


                                               LIABILITIES TABLE
                                                                                          LEVEL 2            LEVEL 3
                                                    TOTAL             LEVEL 1           SIGNIFICANT        SIGNIFICANT
                                                  VALUE AT            QUOTED            OBSERVABLE        UNOBSERVABLE
                                                 10/31/2013           PRICES              INPUTS             INPUTS
                                               --------------     ---------------     ---------------    --------------
U.S. Government Bonds Sold Short............   $(146,719,897)      $          --       $(146,719,897)     $         --
Forward Foreign Currency Contracts**........      (2,279,912)                 --          (2,279,912)               --
Futures Contracts...........................        (192,169)           (192,169)                 --                --
                                               -------------       -------------       -------------      ------------
Total.......................................   $(149,191,978)      $    (192,169)      $(148,999,809)     $         --
                                               =============       =============       =============      ============

*   See the Portfolio of Investments for industry breakout.
** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

Page 16                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2012
   Corporate Bonds and Notes..........................  $     2,100
Net Realized Gain (Loss)..............................           --
Net Change in Unrealized Appreciation/Depreciation....           --
Purchases ............................................           --
Sales ................................................           --
   Corporate Bonds and Notes..........................       (2,100)
Transfers In .........................................           --
Transfers Out ........................................           --
ENDING BALANCE AT OCTOBER 31, 2013
   Corporate Bonds and Notes..........................           --
                                                        -----------
Total Level 3 holdings................................  $        --
                                                        ===========

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.

OPEN FUTURES CONTRACTS AT OCTOBER 31, 2013 (see Note 2F - Futures Contracts in the Notes to Financial Statements):

                                                                                                                UNREALIZED
                                                     NUMBER OF            EXPIRATION           NOTIONAL       APPRECIATION/
SHORT FUTURES CONTRACTS                              CONTRACTS              MONTH               VALUE         (DEPRECIATION)
----------------------------------------------     --------------      ----------------    ----------------   --------------
U.S. Treasury 2-Year Notes                              180             December-2013        $ 39,675,938      $ (192,169)

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS: (see Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                             FORWARD FOREIGN CURRENCY CONTRACTS
                                        --------------------------------------------

                                                                           PURCHASE              SALE           UNREALIZED
SETTLEMENT                          AMOUNT             AMOUNT            VALUE AS OF         VALUE AS OF      APPRECIATION/
   DATE        COUNTERPARTY     PURCHASED (k)         SOLD (k)         OCTOBER 31, 2013    OCTOBER 31, 2013   (DEPRECIATION)
----------     ------------    ---------------     --------------      ----------------    ----------------   --------------
 12/17/13          JPM         USD  70,757,265     EUR 53,122,000        $ 70,757,265        $ 72,131,891      $(1,374,626)
 12/17/13          JPM         USD  67,669,735     GBP 42,784,000          67,669,735          68,575,021         (905,286)
                                                                                                               -----------
Net Unrealized Appreciation (Depreciation)..................................................................   $(2,279,912)
                                                                                                               ===========

(k)   Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
      JPM   JPMorgan Chase


                        See Notes to Financial Statements                Page 17

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value
     (Cost $821,548,236)...........................................................................     $  871,797,628
Cash...............................................................................................                 63
Foreign currency (Cost $321,030)...................................................................            319,892
Restricted cash....................................................................................             45,000
Receivables:
     Interest......................................................................................         16,104,418
     Dividends.....................................................................................             45,557
Prepaid expenses...................................................................................             19,814
                                                                                                        --------------
     Total Assets..................................................................................        888,332,372
                                                                                                        --------------
LIABILITIES:
Investments sold short, at value (proceeds $147,297,957)...........................................        146,719,897
Borrowings.........................................................................................         24,041,503
Unrealized depreciation on forward foreign currency contracts......................................          2,279,912
Payables:
     Investment securities purchased...............................................................          6,313,702
     Investment advisory fees......................................................................            591,251
     Interest on investments sold short............................................................            295,211
     Custodian fees................................................................................             94,525
     Audit and tax fees............................................................................             57,200
     Administrative fees...........................................................................             53,102
     Printing fees.................................................................................             38,783
     Legal fees....................................................................................             29,074
     Variation margin..............................................................................              5,625
     Trustees' fees and expenses...................................................................              2,862
     Transfer agent fees...........................................................................              1,731
     Financial reporting fees......................................................................                771
Other liabilities..................................................................................                128
                                                                                                        --------------
     Total Liabilities.............................................................................        180,525,277
                                                                                                        --------------
NET ASSETS.........................................................................................     $  707,807,095
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................     $  684,571,906
Par value..........................................................................................            360,561
Accumulated net investment income (loss)...........................................................          2,872,586
Accumulated net realized gain (loss) on investments, forward foreign currency contracts,
   foreign currency transactions and investments sold short........................................       (28,431,923)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts,
   foreign currency translation, futures and investments sold short................................         48,433,965
                                                                                                        --------------
NET ASSETS.........................................................................................     $  707,807,095
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $        19.63
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........         36,056,159
                                                                                                        ==============

Page 18                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2013

INVESTMENT INCOME:
Interest...........................................................................................     $   60,164,747
Dividends..........................................................................................            182,985
Other..............................................................................................            178,461
                                                                                                        --------------
     Total investment income.......................................................................         60,526,193
                                                                                                        --------------
EXPENSES:
Investment advisory fees...........................................................................          6,999,593
Interest expense on investments sold short.........................................................          1,636,384
Margin interest expense............................................................................          1,506,054
Short sale fees....................................................................................            788,084
Administrative fees................................................................................            590,110
Printing fees......................................................................................            138,596
Custodian fees.....................................................................................            103,357
Legal fees.........................................................................................             67,442
Audit and tax fees.................................................................................             59,064
Trustees' fees and expenses........................................................................             38,888
Transfer agent fees................................................................................             28,030
Financial reporting fees...........................................................................              9,250
Other..............................................................................................             66,492
                                                                                                        --------------
     Total expenses................................................................................         12,031,344
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................         48,494,849
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments...................................................................................       (10,726,647)
     Forward foreign currency contracts............................................................          (821,694)
     Foreign currency transactions.................................................................          (539,154)
     Short sales...................................................................................           (22,832)
                                                                                                        --------------
Net realized gain (loss)...........................................................................       (12,110,327)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on:
     Investments...................................................................................         34,822,453
     Forward foreign currency contracts............................................................        (1,708,033)
     Foreign currency translation..................................................................             32,670
     Futures.......................................................................................          (192,169)
     Short positions...............................................................................          2,375,769
                                                                                                        --------------
Net change in unrealized appreciation (depreciation)...............................................         35,330,690
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................         23,220,363
                                                                                                        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................     $   71,715,212
                                                                                                        ==============

                        See Notes to Financial Statements                Page 19

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR                YEAR
                                                                                         ENDED              ENDED
                                                                                      10/31/2013          10/31/2012
                                                                                    ---------------     --------------
OPERATIONS:
Net investment income (loss).....................................................   $    48,494,849     $   50,915,230
Net realized gain (loss).........................................................       (12,110,327)       (18,647,026)
Net change in unrealized appreciation (depreciation).............................        35,330,690         69,794,203
                                                                                    ---------------     --------------
Net increase (decrease) in net assets resulting from operations..................        71,715,212        102,062,407
                                                                                    ---------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................       (47,827,919)       (51,996,786)
Net realized gain................................................................                --         (5,765,181)
Return of capital................................................................        (2,794,928)                --
                                                                                    ---------------     --------------
Total distributions to shareholders..............................................       (50,622,847)       (57,761,967)
                                                                                    ---------------     --------------
Total increase (decrease) in net assets..........................................        21,092,365         44,300,440
NET ASSETS:
Beginning of period..............................................................       686,714,730        642,414,290
                                                                                    ---------------     --------------
End of period....................................................................   $   707,807,095     $  686,714,730
                                                                                    ===============     ==============
Accumulated net investment income (loss) at end of period........................   $     2,872,586     $    3,630,512
                                                                                    ===============     ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................        36,056,159         36,056,159
                                                                                    ---------------     --------------
Common Shares at end of period...................................................        36,056,159         36,056,159
                                                                                    ===============     ==============


Page 20                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2013

    CASH FLOWS FROM OPERATING ACTIVITIES:
    Net increase (decrease) in net assets resulting from operations.............   $     71,715,212
    Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
         Purchases of investments................................................      (429,072,465)
         Sales, maturities and paydowns of investments...........................       427,733,382
         Borrowed investments purchased..........................................       (20,519,219)
         Net amortization/accretion of premiums/discounts on investments.........          (816,498)
         Net realized gain/loss on investments...................................        10,726,647
         Net realized gain/loss on investments sold short........................            22,832
         Net change in unrealized appreciation/depreciation on forward
            foreign currency contracts...........................................         1,708,033
         Net change in unrealized appreciation/depreciation on investments
            sold short...........................................................        (2,375,769)
         Net change in unrealized appreciation/depreciation on investments.......       (34,822,453)
     CHANGES IN ASSETS AND LIABILITIES:
         Increase in restricted cash.............................................           (45,000)
         Decrease in interest receivable.........................................           672,389
         Increase in dividends receivable........................................           (23,157)
         Decrease in currency receivable.........................................         1,570,401
         Decrease in prepaid expenses............................................             4,388
         Decrease in interest payable on investments sold short..................            (4,506)
         Increase in investment advisory fees payable............................            11,831
         Decrease in audit and tax fees payable..................................              (636)
         Decrease in legal fees payable..........................................           (16,599)
         Decrease in printing fees payable.......................................           (17,526)
         Increase in administrative fees payable.................................             7,091
         Increase in custodian fees payable......................................            69,323
         Decrease in transfer agent fees payable.................................            (2,090)
         Decrease in Trustees' fees and expenses payable.........................            (1,195)
         Increase in variation margin fees payable...............................             5,625
         Decrease in other liabilities...........................................           (10,704)
                                                                                   ----------------
     CASH PROVIDED BY OPERATING ACTIVITIES.......................................                       $     26,519,337
                                                                                                        ----------------

     CASH FLOWS FROM FINANCING ACTIVITIES:
         Distributions to Common Shareholders from net investment income.........       (47,827,919)
         Distributions to Common Shareholders from return of capital.............        (2,794,928)
         Net proceeds from borrowing.............................................        24,041,503
                                                                                   ----------------
     CASH USED IN FINANCING ACTIVITIES...........................................                            (26,581,344)
                                                                                                        ----------------
     Decrease in cash (a)........................................................                                (62,007)
     Cash at beginning of period.................................................                                381,962
                                                                                                        ----------------
     CASH AT END OF PERIOD.......................................................                       $        319,955
                                                                                                        ================

     SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid during the period for interest and fees...........................                       $      3,146,944
                                                                                                        ================

-----------------------------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $32,670.

                        See Notes to Financial Statements                Page 21

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                  YEAR             YEAR            YEAR             PERIOD
                                                 ENDED            ENDED           ENDED             ENDED
                                               10/31/2013       10/31/2012      10/31/2011      10/31/2010 (a)
                                             --------------   --------------  --------------   ----------------
Net asset value, beginning of period ........  $    19.05       $    17.82      $    19.57        $    19.10 (b)
                                               ----------       ----------      ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................        1.35             1.41            1.48              0.08
Net realized and unrealized gain (loss) .....        0.64             1.42           (1.72)             0.42
                                               ----------       ----------      ----------        ----------
Total from investment operations ............        1.99             2.83           (0.24)             0.50
                                               ----------       ----------      ----------        ----------
Common Shares offering costs charged to
   paid-in capital ..........................          --               --              --             (0.03)
                                               ----------       ----------      ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .......................       (1.33)           (1.44)          (1.47)               --
Net realized gain ...........................          --            (0.16)             --                --
Return of capital ...........................       (0.08)              --              --                --
                                               ----------       ----------      ----------        ----------
Total from distributions ....................       (1.41)           (1.60)          (1.47)               --
                                               ----------       ----------      ----------        ----------
Common Shares offering costs charged to
   paid-in capital ..........................          --               --              --             (0.03)
                                               ----------       ----------      ----------        ----------
Capital charge resulting from issuance of
   Common Shares related to over allotment...          --               --           (0.04)               --
                                               ----------       ----------      ----------        ----------
Net asset value, end of period ..............  $    19.63       $    19.05      $    17.82        $    19.57
                                               ==========       ==========      ==========        ==========
Market value, end of period .................  $    17.62       $    18.78      $    16.63        $    20.01
                                               ==========       ==========      ==========        ==========
TOTAL RETURN BASED ON NET ASSET VALUE (c)....       11.32%           17.09%          (1.27)%            2.46%
                                               ==========       ==========      ==========        ==========
TOTAL RETURN BASED ON MARKET VALUE (c) ......        1.36%           23.69%          (9.89)%            0.05%
                                               ==========       ==========      ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........  $  707,807       $  686,715      $  642,414        $  662,604
Ratio of net expenses to average net assets..        1.72%            1.88%           2.09%             1.46% (d)
Ratio of net expenses to average net assets
   excluding interest expense ...............        1.27%            1.32%           1.29%             1.33% (d)
Ratio of net investment income (loss) to
   average net assets .......................        6.93%            7.83%           7.78%             4.98% (d)
Portfolio turnover rate .....................          28%              24%             18%                0%


-----------------------------
(a) Initial seed date was August 20, 2010. The Fund commenced operations on September 27, 2010.

(b) Beginning NAV is net of sales load of $0.90 per share from the initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Annualized.

Page 22                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010 , and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments ("Senior Loans")1, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC ("MacKay" or the "Sub-Advisor") believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index"). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund's liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

-----------------------------
1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2013


      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the midpoint between the bid and asked price, if available, and otherwise at the closing bid price.

      The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Exchange-traded futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts will be valued at the mean between the last bid and asked price, if available, and otherwise at the closing bid price.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities including, but not limited to, the following:

       1)   the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2013


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates)

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means ..

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have unfunded delayed draw loan commitments as of October 31, 2013.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/(depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain
(loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the year ended October 31, 2013, the amount of notional values of forward foreign currency contracts opened and closed were $1,606,914,960 and $(1,304,513,831), respectively.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2013


F. FUTURES CONTRACTS:

The Fund purchases or sells (i.e. is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on Futures" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of, "Net change in unrealized appreciation (depreciation) on Futures" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

During the year ended October 31, 2013, the amount of notional values of futures contracts opened and closed were $39,484,219 and $0, respectively.

G. SHORT SALES:

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC ("Pershing") for the purpose of purchasing securities on margin. At October 31, 2013, the Fund owed Pershing $24,041,503 for securities purchased on margin (reflected as Borrowings in the Statement of Assets and Liabilities). The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable debit margin balances at a rate equal to the Federal Funds rate plus 75 basis points and charged on payable credit margin balances at a rate equal to the Federal Funds rate less 40 basis points. At October 31, 2013, the Fund had a debit margin balance with an interest rate of 0.81%. For the year ended October 31, 2013, margin interest expense was $1,506,054 as shown on the Statement of Operations. For the year ended October 31, 2013, the average margin balance and interest rate were $168,490,935 and 0.88%, respectively.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2013


the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2013, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $1,424,856 and an increase in accumulated net realized gain (loss) on investments by $1,424,856. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

Distributions paid from:                                2013            2012

Ordinary income..................................   $ 47,827,919    $ 57,752,609
Capital gain.....................................             --           9,358
Return of capital................................      2,794,928              --


As of October 31, 2013, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income....................   $         --
Undistributed capital gains......................             --
                                                    ------------
Total undistributed earnings.....................             --
Accumulated capital and other losses.............    (28,624,092)
Net unrealized appreciation (depreciation).......     51,498,720
                                                    ------------
Total accumulated earnings (losses)..............     22,874,628
Other............................................             --
Paid-in capital..................................    684,932,467
                                                    ------------
Net assets.......................................   $707,807,095
                                                    ============

I. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2013, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2013 the Fund had post-enactment net capital losses for federal income tax purposes of $28,624,092 to be carried forward indefinitely.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of October 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

J. EXPENSES:

The Fund will pay all expenses directly related to its operations.

K. ACCOUNTING PRONOUNCEMENT:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2013


requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

MacKay Shields serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013, before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2013, were $236,106,791 and $233,245,412, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 20, 2013, the Fund declared a dividend of $0.1100 per share to Common Shareholders of record on December 4, 2013, payable December 10, 2013. This was a decrease from the prior month's distribution paid on November 15, 2013 of $0.1155 per share.

On December 17, 2013, the Fund declared a dividend of $0.1100 per share to Common Shareholders of record on December 31, 2013, payable January 15, 2014.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST HIGH INCOME LONG/SHORT
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust High Income Long/Short Fund (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust High Income Long/Short Fund as of October 31, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2013, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2013, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund), First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust High Income Long/Short Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 31,666,533, the number of votes against was 518,130 and the number of abstentions was 3,871,496. The number of votes cast in favor of Mr. Nielson was 31,641,349, the number of votes against was 543,314 and the number of abstentions was 3,871,496. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2013 (UNAUDITED)


industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities, the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

SHORT SELLING RISK: Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2013 (UNAUDITED)


                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust High Income Long/Short Fund (the "Fund"), including the Independent Trustees, approved the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and MacKay Shields LLC (the "Sub-Advisor"), at a meeting held on June 9-10, 2013. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is generally lower than the fee rate charged by the Sub-Advisor to other similar clients. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper expense peer group consisted of only three other funds and that the Lipper and Advisor peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them or may use no leverage, noting that the Fund uses non-traditional leverage by shorting bonds and reinvesting the proceeds; and
(iii) none of the peer funds employ

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2013 (UNAUDITED)


an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the Lipper peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to a benchmark. In reviewing the Fund's performance as compared to the performance of Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board considered the Fund's dividend yield as of March 28, 2013 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period and considered the factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board noted the Sub-Advisor's statement that it will not experience significant economies of scale based on the current level of assets of the Fund. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, noting that the Sub-Advisor did not identify any material fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2013 (UNAUDITED)

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE FUND              SERVICE(2)                   DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Three Year Term   Physician; President, Wheaton Orthopedics;        105        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real
120 East Liberty Drive,          o Since Fund        Estate Limited Partnership; Member,
  Suite 400                        Inception         Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Three Year Term   President (March 2010 to Present), Senior         105        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Fund        (May 2007 to March 2010),                                    Inc. and ADM
  Suite 400                        Inception         ADM Investor Services, Inc.                                  Investor Services,
Wheaton, IL 60187                                    (Futures Commission Merchant)                                International
D.O.B.: 11/57

Robert F. Keith, Trustee         o Three Year Term   President (2003 to Present), Hibs                 105        Director of
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Trust Company
120 East Liberty Drive,          o Since Fund        Consulting)                                                  of Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Three Year Term   President and Chief Executive Officer (June       105        Director of
c/o First Trust Advisors L.P.                        2013 to Present), Dew Learning LLC                           Covenant
120 East Liberty Drive,          o Since Fund        (Educational Products and Services); President               Transport Inc.
  Suite 400                        Inception         (June 2002 to June 2013), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and   o  Three Year Term  Chief Executive Officer (December 2010            105        None
Chairman of the Board                                to Present), President (until December
120 East Liberty Drive,          o Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                        Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                                        (Software Development Company/
                                                     Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2013 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND              LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 East Liberty Drive, Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o  President and          L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                       Chief Executive        Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                           Officer Since          Company/Investment Advisor) and Stonebridge
                                                        January 2012           Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o  Indefinite Term        Controller (January 2011 to Present),
120 East Liberty Drive, Officer and Chief                                      Senior Vice President (April 2007 to
   Suite 400            Accounting Officer           o  Treasurer, Chief       January 2011), First Trust Advisors L.P.
Wheaton, IL 60187                                       Financial Officer      and First Trust Portfolios L.P.
D.O.B.: 01/66                                           and Chief Accounting
                                                        Officer Since
                                                        January 2012

W. Scott Jardine        Secretary and Chief          o  Indefinite Term        General Counsel, First Trust Advisors L.P., First
120 East Liberty Drive, Legal Officer                                          Trust Portfolios L.P. and BondWave LLC
   Suite 400                                         o  Since Fund Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist          Vice President          o  Indefinite Term        Managing Director (July 2012 to Present),
120 East Liberty Drive,                                                        Senior Vice President, (September 2005 to
   Suite 400                                         o  Since Fund Inception   July 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                              First Trust Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o  Indefinite Term        Deputy General Counsel,
120 East Liberty Drive, and Assistant Secretary                                First Trust Advisors L.P. and
   Suite 400                                         o  Assistant Secretary    First Trust Portfolios L.P.
Wheaton, IL 60187                                       Since Fund Inception
D.O.B.: 12/66
                                                     o  Chief Compliance
                                                        Officer Since
                                                        January 2011

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2013


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship.

We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd floor
New York, NY 10105

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $52,000 for the fiscal year ended October 31, 2012 and $52,000 for the fiscal year ended October 31, 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2012 and $5,200 for the fiscal year ended October 31, 2013. The fees for 2013 were for tax return preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2012 were $0 for the Registrant and $6,600 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2013 were $5,200 for the Registrant and $3,000 for the Registrant's investment adviser.

      (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.


INFORMATION PROVIDED AS OF DECEMBER 18, 2013

MacKay Shields LLC ("MacKay Shields" or the "Sub-Advisor") is a registered investment adviser founded in 1938, and serves as the sub-advisor to the Registrant. As of October 31, 2012, MacKay Shields had approximately $79.5 billion in assets under management.

DAN ROBERTS, PHD, EXECUTIVE MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER AND HEAD OF GLOBAL FIXED INCOME DIVISION Mr. Roberts has 37 years of investment experience. During Mr. Roberts' career, he has served as a Chief Investment Officer/Managing Director and head of several fixed-income groups. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from University of Iowa. In October 2004, Mr. Roberts joined MacKay Shields when the firm acquired the fixed income assets of Pareto Partners.

LOUIS N. COHEN, CFA, SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION Mr. Cohen has 36 years of investment experience. During his career, Mr. Cohen has served as a Core/Core Plus Portfolio Manager and was Co-Chairman of a Credit Committee. He has extensive credit experience, beginning in a Commercial Banking Department. He began to specialize in fixed-income in 1981, and became a fixed-income credit manager at several major firms. With experience in the fixed-income markets since 1978, Mr. Cohen is a past President of the Capital Markets Credit Analyst Society and a member of the New York Society of Security Analysts. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst designation. Mr. Cohen joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners.

MICHAEL KIMBLE, CFA, SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION Mr. Kimble has 30 years of investment experience. During Mr. Kimble's career, he has served as a fixed-income credit analyst, a high-yield bond analyst and a portfolio manager. He has also been Co-Chairman of a Credit Committee. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations. Mr. Kimble received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. He also holds the Chartered Financial Analyst designation. Mr. Kimble joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners.

TAYLOR WAGENSEIL, SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION Mr. Wagenseil has 35 years of investment experience. During his career, Mr. Wagenseil has served as a specialist in troubled loan workouts and recoveries. He headed a High Yield Commercial Paper Research department and has been a managing director of a Financial Restructuring Group. He was a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and an MBA (finance) from the Harvard Business School. Mr. Wagenseil joined MacKay Shields in October 2004 after the firm acquired the fixed income assets of Pareto Partners.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF OCTOBER 31, 2013.

                                                                                      # of Accounts
                                                                                       Managed for    Total Assets for
                                                     Total # of                       which Advisory   which Advisory
   Name of Portfolio                                  Accounts                         Fee is Based    Fee is Based on
Manager or Team Member*       Type of Accounts*        Managed       Total Assets     on Performance     Performance
1.  Dan Roberts           Registered Investment          11         $5,255,000,000          0                $0
                          Companies:
                          Other Pooled Investment        19        $10,194,000,000          3           $835,810,000
                          Vehicles:

                          Other Accounts:                164       $29,212,000,000          8          $2,715,000,000



                          Registered Investment          11         $5,255,000,000          0                $0
2.  Louis Cohen           Companies:
                          Other Pooled Investment        19        $10,194,000,000          3           $835,810,000
                          Vehicles:

                          Other Accounts:                164       $29,212,000,000          8          $2,715,000,000

                          Registered Investment          11         $5,255,000,000          0                $0
3. Michael Kimble         Companies:
                          Other Pooled Investment        19        $10,194,000,000          3           $835,810,000
                          Vehicles:

                          Other Accounts:                164       $29,212,000,000          8          $2,715,000,000

                          Registered Investment          11         $5,255,000,000          0                $0
4.  Taylor Wagenseil      Companies:
                          Other Pooled Investment        19        $10,194,000,000          3           $835,810,000
                          Vehicles:

                          Other Accounts:                164       $29,212,000,000          8          $2,715,000,000

* The Global Fixed Income Team utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account.

POTENTIAL CONFLICTS OF INTERESTS

MacKay's Global Fixed Income team provides portfolio management services for other MacKay accounts, including: mutual funds, institutional accounts, managed accounts, private commingled funds, and hedge funds. Except for distinctions based on investment objectives, investment guidelines and cash flow, all accounts are treated the same, regardless of fee structure.

To address potential conflicts of interest, MacKay has adopted various policies and procedures to provide for equitable treatment of trading activity and to make sure that investment opportunities are allocated in a fair and appropriate manner. In addition, our Code Ethics and related policies and procedures reinforce a manager's obligation to treat all clients fairly and equitably. These policies, procedures, and the Code of Ethics are designed to prevent a portfolio manager from favoring one client over another.

Consistent with its policy not to favor any one client over another, MacKay Shields has the following procedures, among others: (1) trade allocation procedures that provide for the pro rata allocation of investment opportunities among clients in a particular strategy, with certain exceptions; (2) a general prohibition against same-day opposite direction transactions; and (3) short-sale trade procedures requiring pre-approval of short sales and restricting certain short sales.

The Trade Allocation Policy provides that: (1) no client will be favored over any other client; (2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) MacKay Shields' Legal/Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process. The policy contains a procedure for limited offerings, which provides that in a limited offering, the allocations may be pro-rata based on size of the order or account size and within a strategy pro-rata based on account size. Under this policy, when determining which accounts will participate in a trade, the portfolio managers will consider various objective criteria which may include but are not limited to: client cash limitations, actual and anticipated account inflows and outflows, duration and/or average maturity, account size, deal size, trade lots, existing exposure to an issuer or industry type, other concentration limits, specific investment objectives, borrowing capacity, and other practical limitations. If the aggregated order is filled in its entirety, it will be allocated among clients in accordance with the target allocation. If the order is partially filled, it will be allocated pro rata based on the allocation methodology recorded in the trade order management system.

Our Valuation Procedures provide, among other requirements, that any fair valuation of a security recommended by a portfolio manager be approved by at least two disinterested portfolio managers from one or more other distinct portfolio management areas. In addition, on a monthly basis, a Fair Valuation Committee meeting convenes to review all securities that are being fair valued.

The Firm's cross trading policy provides that all cross trades must be pre-cleared by the Legal/Compliance Department and requires, among other things, that the transaction (i) be a purchase or sale for no consideration other than cash payments against prompt delivery of the security, (ii) be effected at the independent market price of the security determined in accordance with applicable methodology; and (iii) be effected with no brokerage transaction.

Special considerations pertain to situations where one investment strategy may conflict with another. It is the policy of MacKay that no one client be favored over another. For example, one strategy may focus on selling certain securities short, with the expectation of profit in the event that the prices for such securities decrease, while another strategy may involve acquiring securities "long". As stated above, it is the policy of MacKay that no one client be favored over another. To effect that policy in cases where investment strategies compete or conflict with each other, MacKay has adopted the following procedures:

a) Each portfolio manager will determine, separately from any other managers the securities to purchase and sell on any given day with respect to the clients and strategies for which they are responsible.

b) In the event that the same strategy purchases or sells the same security on the same trading day, all accounts participating in the transaction for that security shall be average-priced (same-day trades executed on behalf of different strategies may not be average-priced), provided, however, that short sales for a particular security shall not be average-priced with purchases of the same security.

c) If a portfolio manager enters a buy or sell order for the same security for more than one client or strategy, and the orders are worked concurrently and not completely filled, each applicable client or strategy will be allotted securities pro-rata, in proportion to the amounts specified in the portfolio manager's orders as described above.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS


INFORMATION PROVIDED AS OF OCTOBER 31, 2013.


MacKay establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. There is no difference between the method used in determining the portfolio managers' compensation with respect to the Fund and the other accounts they manage. We believe that compensation paid by MacKay is adequate to attract and retain high-caliber employees.

MacKay Shields has performance-based fee arrangements with certain clients. Performance-based fees may be calculated as a percentage of returns, or as a percentage of the increase in net asset value. They may be tied to a benchmark or loss carry forward or high watermark. Higher fees benefit our company as well as our employees because asset-based fees and performance-based fees we receive are included in the pool from which we pay incentive bonuses to our performance fee.

Effective January 1, 2010, MacKay Shields adopted the MacKay Shields Equity Plan, which provides phantom equity to senior employees, which vests over a specified number of months following the grant. Awards from the MacKay Shields Equity Plan are an integral component of total compensation for senior employees.

The incentive bonus paid to MacKay Shields' portfolio managers is based on their overall investment performance, not the performance of any specific portfolios.

The senior portfolio managers involved in managing the Fund's investments have each entered into Executive Employment Agreements with MacKay Shields, which include provisions relating to base salary and incentive compensation as described above. The Executive Employment Agreements are renewable for one year terms and can be terminated on 60 days' prior written notice. There is also a provision for termination by MacKay Shields for cause, as defined in the Agreements. The Agreements contain restrictions regarding non-solicitation of clients and non-hiring of employees following termination of the portfolio managers' employment. None of the portfolio managers is subject to a non-compete agreement that could potentially affect the portfolio manager's ability to manage the Registrant.

The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include (i) the portfolio managers' overall investment performance, (ii) the assets under their management, (iii) the overall profitability of their investment team and the firm, and (iv) industry benchmarks. The qualitative factors include, among others, leadership and adherence to the firm's policies and procedures. To the extent that an increase in the size of an account (including a mutual fund) managed by a portfolio manager results in an increase in the firm's profitability, the portfolio manager's compensation may also increase. There is no difference between the method used in determining portfolio managers' compensation with respect to one account and other accounts they manage.


(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP


INFORMATION PROVIDED AS OF OCTOBER 31, 2013.


                                   Dollar Range of Fund Shares
      Name                              Beneficially Owned
      --------------------         ---------------------------
      Dan Roberts                               $0
      Taylor Wagenseil                          $0
      Louis Cohen                        $50,001-$100,000
      Michael Kimble                            $0


--------------------------------------------------------------------------------

(B)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)   Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust High Income Long/Short Fund
              ---------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2013
     ---------------------

* Print the name and title of each signing officer under his or her signature.